UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2008

Interval Leisure Group, Inc.

(Exact name of registrant as specified in charter)

Delaware

001-34062

26-2590997

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6262 Sunset Drive, Miami, FL		33143
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:           (305) 666-1861

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Following the close of The Nasdaq Stock Market on August 20, 2008, IAC/InterActiveCorp (“IAC”) completed the spin-off (the “Spin-Off”) of HSN, Inc. (“HSN”), Interval Leisure Group, Inc. (“ILG”), Ticketmaster and Tree.com, Inc. (“Tree.com,” and collectively with HSN, ILG and Ticketmaster, the “Spincos”) to IAC shareholders.  Prior to the Spin-Off, each of the Spincos was a wholly-owned subsidiary of IAC.  In connection with the Spin-Off, IAC and the Spincos entered into the following agreements (collectively, the “Spin-Off Agreements”):

•                  a Separation and Distribution Agreement that sets forth the arrangements among IAC and each of the Spincos regarding the principal transactions necessary to separate each of the Spincos from IAC, and that governs certain aspects of the relationship of a Spinco with IAC and the other Spincos after the Spin-Off;

•                  a Tax Sharing Agreement that governs the respective rights, responsibilities and obligations of IAC and each Spinco after the Spin-Off with respect to tax periods ending on or before the Spin-Off, including tax liabilities and benefits, tax attributes, tax contests and other matters regarding income taxes, other taxes and related tax returns;

•                  an Employee Matters Agreement that covers a wide range of compensation and benefit issues, including the allocation among IAC and the Spincos of responsibility for the employment and benefit obligations and liabilities of each company’s current and former employees (and their dependents and beneficiaries), as well as the provision of health and welfare benefits to employees of each Spinco (the costs of which will be borne by each Spinco) pursuant to IAC’s employee benefit plans through the end of 2008; and

•                  a Transition Services Agreement that governs the provision of transition services among IAC and the Spincos.

The section of the prospectus dated August 20, 2008 (the “Prospectus”), forming part of Post-Effective Amendment No.1 to ILG’s registration statement on Form S-1, as amended (SEC File No. 333-152699) (the “Registration Statement”), entitled “Certain Relationships and Related Party Transactions—Relationships Among IAC and the Spincos,” which describes the material terms of the Spin-Off Agreements, is incorporated herein by reference.  These descriptions are qualified by reference in their entirety to the full text of the Spin-Off Agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this report on Form 8-K.

Also in connection with the Spin-Off, pursuant to a Spinco Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), dated as of August 20, 2008, among ILG, IAC, Liberty Media Corporation (“Liberty”) and a subsidiary of Liberty that holds shares of IAC common stock and IAC Class B common stock (together with Liberty, the “Liberty Parties”), ILG (i) assumed from IAC all rights and obligations providing for post-Spin-Off governance and other arrangements at ILG under the Spinco Agreement, dated May 13, 2008, among IAC, Liberty and affiliates of Liberty that held shares of IAC common stock and/or Class B common stock at the time such Spinco Agreement was entered into and (ii) as required by the

Spinco Agreement, entered into a registration rights agreement with the Liberty Parties (the “Liberty Registration Rights Agreement”).

The sections of the Prospectus entitled “Certain Relationships and Related Party Transactions—Spinco Agreement” and “—Registration Rights Agreement,” which describe the material terms of the Spinco Agreement and the Liberty Registration Rights Agreement, respectively, are incorporated herein by reference.  These descriptions are qualified by reference in their entirety to the full text of the Spinco Agreement, which is filed as Exhibit 10.4 to the Registration Statement, and the Liberty Registration Rights Agreement and Assignment and Assumption Agreement, which are filed as Exhibits 10.5 and 10.6, respectively, to this report on Form 8-K.

ITEM 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Item 1.01 of this report on Form 8-K is incorporated herein by reference.  In connection with certain internal restructuring steps implemented in contemplation of and in order for IAC to complete the Spin-Off of ILG and the other Spincos, on August 20, 2008, IAC transferred to ILG all of the outstanding stock of Interval Acquisition Corp. (“Interval”), which, directly and through its subsidiaries, holds ownership interests in those entities and assets through which the businesses of ILG are conducted, and the assets of ILG are held, following the completion of the Spin-Off.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Item 1.01 of this report on Form 8-K is incorporated herein by reference.  In connection with the Spin-Off, on August 19, 2008, Interval distributed approximately $89 million in cash to IAC.  This distribution was funded through a borrowing of $150 million of term loans (the “Term Loans”) on August 19, 2008 pursuant to the Credit Agreement entered into by Interval on July 25, 2008 (the “Credit Agreement”).  On August 19, 2008, each of Interval’s direct and indirect domestic subsidiaries became parties to the Credit Agreement as a guarantor of Interval’s obligations thereunder and pledged certain of its assets as security for those obligations.  Immediately prior to the Spin-Off, ILG also became a party to the Credit Agreement as a guarantor and pledged its equity interests in Interval.

On August 19, 2008, Interval entered into an Indenture (the “Indenture”) pursuant to which it issued to IAC $300 million of senior unsecured notes due 2016 with a 9.5% coupon rate (the “Interval Notes”).  Interval’s obligations under the Indenture and the Interval Notes are guaranteed by Interval’s domestic subsidiaries.  In addition, on August 20, 2008, ILG became an additional guarantor of Interval’s obligations under the Indenture and the Interval Notes pursuant to the First Supplemental Indenture (the “Supplemental Indenture”) to the Indenture.  IAC exchanged the Interval Notes on August 20, 2008 for certain of IAC’s 7% Senior Notes due 2013 (the “IAC Notes”) pursuant to a Notes Exchange and Consent Agreement, dated as of July 17, 2008, by and among IAC, Interval and certain institutional holders (the “Noteholders”) of IAC Notes (the “Exchange Agreement”).  On August 20, 2008, Interval and the guarantors of Interval’s obligations under the Indenture and the Interval Notes entered into a Registration Rights Agreement with the Noteholders that exchanged certain of their IAC Notes for Interval Notes pursuant to the Exchange Agreement (the “Interval Notes Registration Rights Agreement”).  The Interval Notes Registration Rights Agreement provides that within 45 days of the exchange of Interval Notes for IAC Notes, Interval shall file a registration statement to either exchange the Interval Notes for registered Interval Notes or to register the resale of the Interval Notes and Interval and the guarantors shall use their reasonable best efforts to have such registration statement declared effective by the SEC by the 90th day following the filing date.  If the registration statement does not become effective on or prior to February 16, 2009 or if Interval uses a shelf registration statement and such registration statement ceases to be effective or the prospectus contained therein ceases to be usable for a period of more than 60 days, then the interest rate of the Interval Notes shall be increased by 0.25% per annum for the first 90 day period and by an additional 0.25% per annum for each subsequent 90-day period up to a maximum of 1.0% per annum until the registration statement is declared effective and/or the prospectus is again usable.

The section of the Prospectus entitled “Transfers to IAC and Financing,” which describes the distribution to IAC and the material terms of the agreements that govern the Term Loans and Interval Notes, is incorporated herein by reference.  These descriptions of the Indenture, Supplemental Indenture and Interval Notes Registration Rights Agreement are qualified by reference in their entirety to the full text of the Indenture, Supplemental Indenture and Interval Notes Registration Rights Agreement, respectively, which are filed as Exhibits 4.1, 4.2 and 10.8, respectively, to this report on Form 8-K.  The description of the Credit Agreement is qualified by reference in its entirety to the full text of the Credit Agreement, which was filed as Exhibit 10.13 to the Registration Statement.

ITEM 5.01.     CHANGE IN CONTROL OF THE REGISTRANT.

Item 1.01 of this report on Form 8-K is incorporated herein by reference.  Prior to the completion of the Spin-Off, IAC was the sole stockholder of ILG.  To implement the Spin-Off, IAC distributed all of the outstanding shares of common stock of ILG and the other Spincos to holders of IAC common stock and Class B common stock.  While Mr. Barry Diller controlled ILG prior to the completion of the Spin-Off indirectly through his control of IAC, Mr. Diller no longer controls ILG following the completion of the Spin-Off.

The sections of the Prospectus entitled “Certain Relationships and Related Party Transactions—Agreements with Liberty Media Corporation” and “—Spinco Agreement,” which describe ILG’s post-Spin-Off governance arrangements and the material terms of the Spinco Agreement, are incorporated herein by reference.   This description of the Spinco Agreement is qualified by reference in its entirety to the full text of the Spinco Agreement, which is filed as Exhibit 10.4 to the Registration Statement.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Election of Members to the ILG Board of Directors

Item 1.01 of this Form 8-K is incorporated herein by reference.  On August 20, 2008, immediately preceding the completion of the Spin-Off, the following persons were elected members of the ILG Board of Directors:  Craig M. Nash, David Flowers, Gary S. Howard, Lewis J. Korman, Thomas J. Kuhn, Thomas P. Murphy, Jr. and Avy H. Stein.  Two incumbent members of the ILG Board of Directors at the time of the election of the members described above, Messrs. Gregory R. Blatt and Thomas J. McInerney, continue to serve as directors following the completion of the Spin-Off.

The sections of the Prospectus entitled “Management of ILG—Directors” and “—Committees of the Board of Directors” and the section of the Prospectus entitled

“Certain Relationships and Related Party Transactions—Spinco Agreement—Representation on The Spinco Boards of Directors” are incorporated herein by reference.

ILG Director Deferred Compensation Plan

On August 20, 2008, the ILG Board of Directors and IAC, in its capacity as sole stockholder of ILG, approved the Interval Leisure Group, Inc. Deferred Compensation Plan for Non-Employee Directors.  The section of the Prospectus entitled “Management of ILG—Director Compensation” is incorporated herein by reference.  This description is qualified by reference in its entirety to the full text of the Deferred Compensation Plan for Non-Employee Directors, which is filed as Exhibit 10.12 to the Registration Statement.

Equity Awards to ILG Directors

On August 20, 2008, the ILG Board of Directors and IAC, in its capacity as sole stockholder of ILG, approved the Interval Leisure Group, Inc. 2008 Stock and Annual Incentive Plan, (the “2008 Incentive Plan”), which became effective on August 20, 2008.  The 2008 Incentive Plan is filed as Exhibit 10.7 to this report on Form 8-K.  In connection with the Spin-Off, non-employee members of the ILG Board of Directors (Messrs. Blatt, Howard, Korman, Kuhn, McInerney, Murphy and Stein) were each awarded 7082 ILG restricted stock units under the 2008 Incentive Plan.

The sections of the Prospectus entitled “Management of ILG—Director Compensation” and “Description of the Stock and Annual Incentive Plan” are incorporated herein by reference.

Employment Agreement with Chief Financial Officer

On August 25, 2008, ILG entered into an employment agreement (the “Employment Agreement”) with William L. Harvey, its Chief Financial Officer.  The Employment Agreement, which is effective as of June 30, 2008, provides for an initial base salary of $325,000, subject to increase following an annual review and discretionary bonus with a target of 75% of salary, which would be prorated for 2008. In addition, Mr. Harvey received a number of restricted stock units equal to $750,000 divided by the price at which IAC restricted stock units were converted to ILG restricted stock units, which vest equally over four years, with an initial vesting on June 30, 2009.  The Employment Agreement also provides for certain payments upon a termination other than for death, disability, cause or without good reason, including payments of salary for six months or, if the termination occurs after June 30, 2009, for twelve months and for the vesting on the termination date of the restricted stock units that would have vested during such six or twelve month period, provided that such awards that are subject to performance conditions shall vest only to the extent that such performance conditions are met.  If a change of control occurs, the restricted stock units that would have vested in the succeeding 24 months shall vest as of the date of the change of control.

This description is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.9 to this report on Form 8-K.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On August 20, 2008 ILG amended and restated its certificate of incorporation, effective as of that date.  The section of the Prospectus entitled “Description of Capital Stock of ILG” and “Item 14.  Indemnification of Directors and Officers” of the Registration Statement, which include a description of the provisions of the amended and restated certificate of incorporation (the “Amended and Restated Charter”), are incorporated herein by reference.  This description is qualified by reference in its entirety to the full text of the Amended and Restated Charter, which is filed as Exhibit 3.1 to this report on Form 8-K.

On August 20, 2008, ILG’s Board of Directors approved the amendment and restatement of ILG’s by-laws, effective immediately prior to the Spin-Off.  The section of the Prospectus entitled “Description of Capital Stock of ILG” and “Item 14.  Indemnification of Directors and Officers” of the Registration Statement, which include a description of the provisions of the amended and restated by-laws (the “Amended and Restated By-laws”), are incorporated herein by reference.  This description is qualified by reference in its entirety to the full text of the Amended and Restated By-laws, which are filed as Exhibit 3.2 to this report on
Form 8-K.

ITEM 5.06.    CHANGE IN SHELL COMPANY STATUS.

Item 2.01 of this Form 8-K is incorporated herein by reference.  Following the transactions described in Item 2.01 of this report on Form 8-K, ILG is no longer a shell company, as defined in Rule 12b-2 under the Securities Exchange Act of 1934.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

Item 1.01 of this report on Form 8-K is incorporated by reference.  The financial statements and pro forma financial information required to be filed under Item 9.01 of this report on Form 8-K are included in the Prospectus.  The Exhibit Index filed herewith is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interval Leisure Group, Inc.

By:	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Senior Vice President and
General Counsel

Date:  August 25, 2008

EXHIBIT LIST

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Interval Leisure Group, Inc.

3.2	Amended and Restated By-laws of Interval Leisure Group, Inc.

4.1	Indenture, dated as of August 19, 2008, by and among Interval Acquisition Corp., the Guarantors identified therein and The Bank of New York Mellon, as Trustee.

4.2

First Supplemental Indenture, dated as of August 20, 2008, among Interval Acquisition Corp., the Guarantors identified therein (including Interval Leisure Group, Inc.) and The Bank of New York Mellon, as Trustee.

10.1	Separation and Distribution Agreement, dated as of August 20, 2008, by and among IAC/InterActiveCorp, HSN, Inc., Interval Leisure Group, Inc., Ticketmaster and Tree.com, Inc.

10.2	Tax Sharing Agreement, dated as of August 20, 2008, by and among IAC/InterActiveCorp, HSN, Inc., Interval Leisure Group, Inc., Ticketmaster and Tree.com, Inc.

10.3	Employee Matters Agreement, dated as of August 20, 2008, by and among IAC/InterActiveCorp, HSN, Inc., Interval Leisure Group, Inc., Ticketmaster and Tree.com, Inc.

10.4	Transition Services Agreement, dated as of August 20, 2008, by and among IAC/InterActiveCorp, HSN, Inc., Interval Leisure Group, Inc., Ticketmaster and Tree.com, Inc.

10.5	Registration Rights Agreement, dated as of August 20, 2008, among Interval Leisure Group, Inc., Liberty Media Corporation and Liberty USA Holdings, LLC.

10.6	Spinco Assignment and Assumption Agreement, dated as of August 20, 2008, among IAC/InterActiveCorp, Interval Leisure Group, Inc., Liberty Media Corporation and Liberty USA Holdings, LLC.

10.7	Interval Leisure Group, Inc. 2008 Stock and Annual Incentive Plan.

10.8

Registration Rights Agreement, dated as of August 20, 2008, by and among Interval Acquisition Corp., the Guarantors identified therein (including Interval Leisure Group, Inc.) and the Exchanging Noteholders identified therein.

10.9	Employment Agreement between Interval Leisure Group and William L. Harvey, dated as of August 25, 2008.